Exhibit 10.5

RYERSON 1995 INCENTIVE STOCK PLAN

(as amended through December 31, 2005)

1. Purpose.

The purpose of the Ryerson 1995 Incentive Stock Plan (the “Plan”) is to attract and retain outstanding individuals as officers and key employees of Ryerson Inc. (the “Company”) and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the common stock of the Company. To this end, the Committee hereinafter designated may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan.

2. Participants.

Participants in the Plan shall consist of such officers and other key employees of the Company and its subsidiaries as the Committee in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee may determine in its sole discretion. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan. As used in the Plan, the term “subsidiary” means (a) any corporation of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of capital stock entitled to vote for the election of directors or (b) any partnership, joint venture, or other business entity in respect of which the Company, directly or indirectly, has comparable ownership or control.

3. Shares Reserved under the Plan.

Subject to adjustment pursuant to the provisions of Section 11 of the Plan, the maximum number of shares of common stock, $1.00 par value per share, of the Company which may be issued pursuant to grants or awards made under the Plan shall not exceed 2,000,000, plus such number of shares as shall have been authorized for issuance pursuant to the Ryerson Tull 1992 Incentive Stock Plan (heretofore approved by stockholders) that shall not have been or be issued pursuant to such plan. No more than 700,000 shares (including those which have not been or are not issued pursuant to the Ryerson Tull 1992 Incentive Stock Plan) shall be issued pursuant to restricted stock awards and performance awards under the Plan.

The following restrictions shall apply to all grants and awards under the Plan other than grants and awards which by their terms are not intended to comply with the “Performance Based Exception” (defined below in this Section 3):

(a) the maximum aggregate number of shares that may be granted or awarded under the Plan in any fiscal year of the Company to any participant under the Plan shall be three hundred thousand (300,000); and

(b) the maximum aggregate cash payout with respect to grants or awards under the Plan in any fiscal year of the Company to any Named Executive Officer (defined below in this Section 3) shall be one million dollars ($1,000,000).

For purposes of the Plan, “Named Executive Officer” shall mean a participant who is one of the group of “covered employees” as defined in the regulations promulgated under Internal Revenue Code Section 162(m) or any successor statute (“Section 162(m)”), and “Performance-Based Exception” shall mean the performance-based exception from the deductibility limitations as each is set forth in Section 162(m).

Except to the extent otherwise determined by the Committee, any shares subject to grant or award under the Plan that terminate by expiration, cancellation or otherwise without the issuance of such shares (including shares underlying a stock appreciation right exercised for stock, to the extent that such underlying shares are not issued), that are settled in cash (to the extent so settled), or, in the case of restricted stock awards, that terminate without vesting, shall become available for future grants and awards under the Plan. Shares of common stock to be issued pursuant to grants or awards under the Plan may be authorized and unissued shares of common stock, treasury common stock, or any combination thereof.

4. Administration of the Plan.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company. To the extent necessary to comply with rules and regulations issued under the Securities Exchange Act of 1934, no member of the Committee shall be eligible to receive any grant, or shall have been eligible to receive any grant for at least one year prior to becoming a member, under the Plan or any other discretionary stock option, stock appreciation rights or other incentive stock plan for employees of the Company or any subsidiary of the Company. Subject to the provisions of the Plan, the Committee shall have authority (i) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (ii) to select employees to receive grants under the Plan; (iii) to determine the form of grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the common stock of the Company for purposes of the Plan, and all other terms and conditions of any grant and to amend such awards or accelerate the time of exercise or vesting thereof; and (iv) to prescribe the form of agreement, certificate or other instrument evidencing the grant. The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5. Effective Date of Plan.

The Plan shall be submitted to the stockholders of the Company for approval at the annual meeting to be held on May 24, 1995, or any adjournment thereof, and, if approved by the stockholders, shall be deemed to have become effective on the date of such approval.

6. Stock Options.

(a) Grants. Subject to the terms of the Plan, options to purchase shares of common stock of the Company, including “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Each grant of an option under the Plan may designate whether the option is intended to be an incentive stock option or a “nonqualified” stock option. Any option not so designated shall be deemed to be a “nonqualified” stock option.

(b) Terms of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable less than six months or more than ten years after the date of grant. The per share option price shall not be less than the greater of par value or 100% of the fair market value of a share of common stock of the Company on the date the option is granted. Upon exercise, the option price may be paid in cash, in shares of common stock of the Company having a fair market value equal to the option price (provided that such shares have been held for at least six months prior to their tender to pay the option price), or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Securities and Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan’s purpose and applicable law, including loans, with or without interest, made by the Company to the holder thereof.

(c) Restrictions Relating to Incentive Stock Options. To the extent required by the Code, the aggregate fair market value (determined as of the time the option is granted) of the common stock of the Company with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.

(d) Termination of Employment. If an optionee ceases to be employed by the Company or any of its subsidiaries by reason of (i) death, (ii) physical or mental incapacity, (iii) retirement on or after the normal retirement date provided for in and pursuant to any pension plan of the Company or any subsidiary of the Company in effect at the time of such retirement, or (iv) early retirement (with the consent of the Committee) provided for in and pursuant to any such pension plan, any option held by such optionee may be exercised, with respect to all or any part of the common stock of the Company as to which such option was not theretofore exercised (whether or not such option was otherwise then exercisable), for such period from and after the date of such cessation of employment (not extending, however, beyond the date of expiration of such option) as the Committee may determine at the time of the grant or at any time thereafter. If an optionee ceases to be employed by the Company and any of its subsidiaries for any reason other than a reason set forth in the immediately preceding sentence, any option granted to such optionee may be exercised for a period ending on the 30th day following the date of such cessation of employment or the date of expiration of such option, whichever first occurs, but only with respect to that number of shares of common stock for which such option was exercisable immediately prior to the date of cessation of employment, except as otherwise determined by the Committee at the time of grant or at any time thereafter.

(e) Additional Terms and Conditions. The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

7. Stock Appreciation Rights.

(a) Grants. Subject to the terms of the Plan, rights entitling the grantee to receive cash or shares of common stock of the Company having a fair market value equal to the appreciation in market value of a stated number of shares of such common stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

(b) Terms of Grant. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock option or the right, but not both, as to the shares subject to the stock option and the right, or the right may be granted independently of a stock option. Rights granted in tandem with or by reference to a related stock option shall be exercisable to the extent, and only to the extent, that the related option is exercisable, provided that no such right (except in the case of death or physical or mental incapacity) shall be exercisable prior to the expiration of six months following the date the right is granted. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right shall be exercisable less than six months or more than ten years after the date of grant. Further, in the event that any employee to whom rights are granted independently of a stock option ceases to be an employee of the Company and its subsidiaries, such rights shall be exercisable only to the extent and upon the conditions that stock options are exercisable in accordance with the provisions of paragraph (d) of Section 6 of the Plan. The Committee may at the time of grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for any reason, including for compliance with Section 16(a) or Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) Payment on Exercise. Upon exercise of a stock appreciation right, the holder shall be paid the excess of the then fair market value of the number of shares of common stock of the Company to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the holder to elect between cash and common stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the holder shall be paid cash in lieu of any fractional share of common stock to which such holder would otherwise be entitled.

(d) Additional Terms and Conditions. The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

8. Restricted Stock Awards.

Subject to the terms of the Plan, restricted stock awards consisting of shares of common stock of the Company may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its subsidiaries for at least six months. Such awards shall be contingent on the employee’s continuing employment with the Company or its subsidiaries for a period to be specified in the award, which shall not be less than six months or more than ten years from the date of award, and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, restrictions on the sale or other disposition of such shares during the restriction period. Except as otherwise determined by the Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

9. Performance Awards.

(a) Awards. Performance awards consisting of (i) shares of common stock of the Company, (ii) monetary units or (iii) units which are expressed in terms of shares of common stock of the Company may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Subject to the provisions of Section 10 below, such awards shall be contingent on the achievement over a period of not less than six months or more than ten years of such corporate, division, subsidiary, group or other measures and goals as shall be established by the Committee. Subject to the provisions of Section 10 below, such measures and goals may be revised by the Committee at any time and from time to time during the performance period. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the grantee of the award does not remain continuously in the employ of the Company or its subsidiaries at all times during the applicable performance period.

(b) Rights with Respect to Shares and Share Units. If a performance award consists of shares of common stock of the Company or units which are expressed in terms of shares of such common stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares (to the extent that shares are then available for issuance under the Plan) or credited as additional units and paid to the participant if and when, and to the extent that, payment is made pursuant to such award.

(c) Payment. Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of common stock of the Company, may be made in cash, shares of common stock, or a combination thereof, as determined by the Committee. Any payment made in common stock shall be based on the fair market value of such stock on the payment date.

10. Performance Measures Applicable to Awards to Named Executive Officers

Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth in this Section 10 the attainment of which may determine the degree of payout or vesting with respect to awards under the Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following alternatives: safety (including total injury frequency, lost workday rates or cases, medical treatment cases and fatalities); quality control (including critical product characteristics, yield and defects); cost control (including cost as a percentage of sales); capital structure (including debt and equity levels, debt-to-equity ratios, and debt-to total-capitalization ratios); inventory turnover; customer performance or satisfaction; revenue growth; net income; conformity to cash flow plans; return on investment; and operating profit to operating assets.

The Committee shall have the discretion to establish performance goals based upon the foregoing performance measures and to adjust such goals and the methodology used to measure the determination of the degree of attainment of such goals; provided, however, that awards under the Plan that are intended to qualify for the Performance-Based Exception and that are issued to or held by Named Executive Officers may not be adjusted in a manner that increases such award. The Committee shall retain the discretion to adjust such awards in a manner that does not increase such awards. Furthermore, the Committee shall not make any adjustment to awards under the Plan issued to or held by Named Executive Officers that are intended to comply with the Performance-Based Exception if the result of such adjustment would be the disqualification of such award under the Performance-Based Exception.

In the event that applicable laws change to permit the Committee greater discretion to amend or replace the foregoing performance measures applicable to awards to Named Executive Officers without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining such approval. In addition, in the event that the Committee determines that it is advisable to grant awards under the Plan to Named Executive Officers that may not qualify for the Performance-Based Exception, the Committee may make such grants upon any performance measures it deems appropriate with the understanding that they may not satisfy the requirements of Section 162(m).

11. Adjustments for Changes in Capitalization, Etc.

Subject to the provisions of Section 12 herein, in the event of any change in corporate capitalization, such as stock split, or a corporate transaction, such as a merger, consolidation, or separation, including a spin-off, or other distribution of stock or property of the Company or its subsidiaries (other than normal cash dividends), any reorganization (whether or not such reorganization comes within the definition of such term in

Code Section 368) or any partial or complete liquidation of the Company or its subsidiaries, such adjustment shall be made in the number and class of shares which may be delivered under Section 3, and in the number and class of and/or price of shares subject to outstanding grants or awards under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any grants or awards under the Plan shall always be a whole number.

12. Effect of Change in Control.

(a) Acceleration of Benefits. Subject to the following sentence and the terms of any agreement evidencing the terms of any award under the Plan, in the event of a “Change in Control” as defined in paragraph (b) of this Section 12, (i) at the election of the holder filed in such form and in such manner and time as the Committee shall provide, the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) shall be settled on the basis of the “Change in Control Price” (as defined in paragraph (c) of this Section 12) as of the date the Change in Control occurs, provided, however, that the Committee may provide for the immediate vesting instead of the cashing out of restricted stock awards in such circumstances as it deems appropriate and, provided further, that the form of such settlement shall be determined by the Committee in its sole discretion; and (ii) all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Committee in its sole discretion.

(b) Change in Control. For purposes of this Section 12, a Change in Control means the happening of any of the following: (i) the Company is merged into or consolidated with another corporation, or the stockholders of the Company approve a definitive agreement to sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which the beneficial ownership of a majority of the voting power of the Company, the surviving corporation, or a corporation directly or indirectly controlling the Company or the surviving corporation, as the case may be, is held by the same persons (as defined below) (in substantially the same proportion) as held the beneficial ownership of the voting power of the Company immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Company may be a new holder of such beneficial ownership or (ii) the “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of securities representing 40% or more of the combined voting power of the Company is acquired by any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Company); or (iii) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors of the Company cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

(c) Change in Control Price. For purposes of this Section 12, Change in Control Price means (i) with respect to a Change in Control by reason of a merger or consolidation of the Company described in paragraph (b)(i) of this Section 12 in which the consideration per share of the Company’s common stock to be paid for the acquisition of shares of common stock specified in the agreement of merger or consolidation is all in cash, the highest such consideration per share, (ii) with respect to a Change in Control by reason of an acquisition of securities described in paragraph (b)(ii) of this Section 12, the highest price per share for any share of the Company’s common stock paid by any holder of any of the securities representing 40% or more of the combined voting power of the Company giving rise to the Change in Control, and (iii) with respect to a Change in Control by reason of a merger or consolidation of the Company (other than a merger or consolidation described in paragraph (c)(i) of this Section 12), stockholder approval of an agreement or plan described in paragraph (b)(i) of this Section 12 or a change in the composition of the Board of Directors described in paragraph (b)(iii) of this Section 12, the highest price per share of common stock reported on the New York Stock Exchange Composite Tape (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) during the sixty-day period ending on the date the Change in Control occurs, except that, in the case of incentive stock options and stock appreciation rights relating to incentive stock options, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an incentive stock option.

13. Amendment and Termination of Plan.

The Plan may be amended by the Board of Directors of the Company in any respect, provided that, without stockholder approval, no amendment (other than pursuant to Section 11 of the Plan) shall increase the maximum number of shares available for issuance under the Plan. In addition, no amendment may impair the rights of a participant under any stock option, stock appreciation right, restricted stock award or performance award previously granted under the Plan without the consent of such participant, unless required by law. The Plan may also be terminated at any time by the Board of Directors. No further grants may be made under the Plan after termination, but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.

14. Prior Plan.

Upon the effectiveness of this Plan, no further grants shall be made under the Ryerson Tull 1992 Incentive Stock Plan. The discontinuance of the Ryerson Tull 1992 Incentive Stock Plan shall not affect the rights of any participant under, or the authority of the Committee (therein referred to) with respect to, any grants or awards made thereunder prior to such discontinuance.

15. Miscellaneous.

(a) No Right to a Grant. Neither the adoption of the Plan nor any action of the Board of Directors or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

(b) Rights as Stockholders. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option, right or award.

(c) Employment. Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its subsidiaries or to limit or diminish in any way the right of the Company or any such subsidiary to terminate his or her employment at any time with or without cause.

(d) Taxes. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of common stock of the Company, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the maximum Federal, state and local marginal tax rates then in effect that are applicable to the participant and to the particular transaction.

(e) Nontransferability. Except as permitted by the Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution, and, during the holder’s lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder’s duly appointed legal representative.